UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K12-G3
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: June 30, 2009


                                   ASPI, INC.
                                  ------------
               (Exact name of Company as specified in its charter)


           2460 West 26th Avenue, Suite 380-C, Denver, Colorado 80211
          ------------------------------------------------------------
                             (Address of Registrant)


                                  Aspeon, Inc.
                                ----------------
          (Former name or former address, if changed since last report)



            Delaware                    000-21477                   *
-------------------------------   ----------------------    --------------------
(State or other jurisdiction of     (Commission File         (IRS Employer
         incorporation)                  Number)          Identification Number)


                                 (303) 380-9784
                                 --------------
                 Company's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* The Company is in the process of applying for an EIN and will file an amended 8K12g3 when they have the new EIN.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 - Completion of Acquisition or Disposition of Assets

Reorganization into a Holding Company Structure

Pursuant to the Delaware Holding Company formation statute, DGCL Section 251(g), Aspeon, Inc. ("Aspeon") entered into an Agreement and Plan of Merger and Reorganization into a Holding Company with ASPI, Inc. ("ASPI") and A08 Holdings, Inc. ("A08"), wholly-owned subsidiaries of Aspeon in May 2009. The Agreement and Plan of Merger and Reorganization into a Holding Company provided for the merger of Aspeon, Inc. with and into A08 Holdings, Inc., with A08 Holdings, Inc. being the surviving corporation in the merger, as a subsidiary. The shareholders of Aspeon are converted, by the holding company reorganization, under the Agreement, to shareholders of ASPI on a one for one basis pursuant to the Agreement. A08 was the surviving company of the merger with Aspeon, A08 being immediately thereafter, a wholly-owned subsidiary of ASPI, the holding company. ASPI is the parent holding company resulting under the Agreement, pursuant to Delaware General Corporation Law section 251(g)

History of ASPI, Inc.

ASPI, Inc. was incorporated on September 29, 2008, in the state of Delaware, as a Delaware company to be a subsidiary of Aspeon, Inc. for purposes of performing a holding company reorganization with Aspeon, Inc.

General Business Plan

We intend to seek, investigate and, if such investigation warrants, acquire an interest in business opportunities presented to us by persons or firms which desire to seek the advantages of an issuer who has complied with the Securities Act of 1934 (the "1934 Act"). We will not restrict our search to any specific business, industry or geographical location, and we may participate in business ventures of virtually any nature. This discussion of our proposed business is purposefully general and is not meant to be restrictive of our virtually unlimited discretion to search for and enter into potential business opportunities. We anticipate that we may be able to participate in only one potential business venture because of our lack of financial resources.

We may seek a business opportunity with entities which have recently commenced operations, or that desire to utilize the public marketplace in order to raise additional capital in order to expand into new products or markets, to develop a new product or service, or for other corporate purposes. We may acquire assets and establish wholly owned subsidiaries in various businesses or acquire existing businesses as subsidiaries.

We expect that the selection of a business opportunity will be complex and risky. Due to general economic conditions, rapid technological advances being made in some industries and shortages of available capital, we believe that there are numerous firms seeking the benefits of an issuer who has complied with the 1934 Act. Such benefits may include facilitating or improving the terms on which additional equity financing may be sought, providing liquidity for incentive stock options or similar benefits to key employees, providing liquidity (subject to restrictions of applicable statutes) for all stockholders and other factors. Potentially, available business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. We have, and will continue to have, essentially no assets to provide the owners of business opportunities.

However, we will be able to offer owners of acquisition candidates the opportunity to acquire a controlling ownership interest in an issuer who has complied with the 1934 Act without incurring the cost and time required to conduct an initial public offering.

The analysis of new business opportunities will be undertaken by, or under the supervision of, our board of directors. We intend to concentrate on identifying preliminary prospective business opportunities which may be brought to our attention through present associations of our director, professional advisors or by our stockholders. In analyzing prospective business opportunities, we will consider such matters as (i) available technical, financial and managerial resources; (ii) working capital and other financial requirements; (iii) history of operations, if any, and prospects for the future; (iv) nature of present and expected competition; (v) quality, experience and depth of management services;
(vi) potential for further research, development or exploration; (vii) specific risk factors not now foreseeable but that may be anticipated to impact the proposed activities of the company; (viii) potential for growth or expansion;
(ix) potential for profit; (x) public recognition and acceptance of products, services or trades; (xi) name identification; and (xii) other factors that we consider relevant. As part of our investigation of the business opportunity, we expect to meet personally with management and key personnel. To the extent possible, we intend to utilize written reports and personal investigation to evaluate the above factors.

We will not acquire or merge with any company for which audited financial statements cannot be obtained within a reasonable period of time after closing of the proposed transaction.

Acquisition Opportunities

In implementing a structure for a particular business acquisition, we may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another company or entity. We may also acquire stock or assets of an existing business. Upon consummation of a transaction, it is probable that our present management and stockholders will no longer be in control of us. In addition, our sole director may, as part of the terms of the acquisition transaction, resign and be replaced by new directors without a vote of our stockholders, or sell his stock in us. Any such sale will only be made in compliance with the securities laws of the United States and any applicable state.

It is anticipated that any securities issued in any such reorganization would be issued in reliance upon exemption from registration under application federal and state securities laws. In some circumstances, as a negotiated element of the transaction, we may agree to register all or a part of such securities immediately after the transaction is consummated or at specified times thereafter. If such registration occurs, it will be undertaken by the surviving entity after it has successfully consummated a merger or acquisition and is no longer considered an inactive company. The issuance of substantial additional securities and their potential sale into any trading market which may develop in our securities may have a depressive effect on the value of our securities in the future. There is no assurance that such a trading market will develop.

While the actual terms of a transaction cannot be predicted, it is expected that the parties to any business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the business transaction in a so-called "tax-free" reorganization under Sections 368(a)(1) or 351 of the Internal Revenue Code (the "Code"). In order to obtain tax-free treatment under the Code, it may be necessary for the owner of the acquired business to own 80% or more of the voting stock of the surviving entity. In such event, our stockholders would retain less than 20% of the issued and outstanding shares of the surviving entity. This would result in significant dilution in the equity of stockholders.

As part of our investigation, we expect to meet personally with management and key personnel, visit and inspect material facilities, obtain independent analysis of verification of certain information provided, check references of management and key personnel, and take other reasonable investigative measures, to the extent of our limited financial resources and management expertise. The manner in which we participate in an opportunity will depend on the nature of the opportunity, the respective needs and desires of both parties, and the management of the opportunity.

With respect to any merger or acquisition, and depending upon, among other things, the target company's assets and liabilities, our stockholders will in all likelihood hold a substantially lesser percentage ownership interest in us following any merger or acquisition. The percentage ownership may be subject to significant reduction in the event we acquire a target company with assets and expectations of growth. Any merger or acquisition can be expected to have a significant dilutive effect on the percentage of shares held by our stockholders.

We will participate in a business opportunity only after the negotiation and execution of appropriate written business agreements. Although the terms of such agreements cannot be predicted, generally we anticipate that such agreements will (i) require specific representations and warranties by all of the parties;
(ii) specify certain events of default; (iii) detail the terms of closing and the conditions which must be satisfied by each of the parties prior to and after such closing; (iv) outline the manner of bearing costs, including costs associated with the Company's attorneys and accountants; (v) set forth remedies on defaults; and (vi) include miscellaneous other terms.

As stated above, we will not acquire or merge with any entity which cannot provide independent audited financial statements within a reasonable period of time after closing of the proposed transaction. We are subject to all of the reporting requirements included in the 1934 Act. Included in these requirements as part of a Current Report on Form 8-K, required to be filed with the SEC upon consummation of a merger or acquisition, as well as audited financial statements included in an Annual Report on Form 10-K (or Form 10-KSB as applicable). If such audited financial statements are not available at closing, or within time parameters necessary to insure our compliance within the requirements of the 1934 Act, or if the audited financial statements provided do not conform to the representations made by that business to be acquired, the definitive closing documents will provide that the proposed transaction will be voidable, at the discretion of our present management. If such transaction is voided, the definitive closing documents will also contain a provision providing for reimbursement for our costs associated with the proposed transaction.

Competition

We believe we are an insignificant participant among the firms which engage in the acquisition of business opportunities. There are many established venture capital and financial concerns that have significantly greater financial and personnel resources and technical expertise than we have. In view of our limited financial resources and limited management availability, we will continue to be at a significant competitive disadvantage compared to our competitors.

Investment Company Act 1940

Although we will be subject to regulation under the Securities Act of 1933, as amended, and the 1934 Act, we believe we will not be subject to regulation under the Investment Company Act of 1940 (the "1940 Act") insofar as we will not be engaged in the business of investing or trading in securities. In the event we engage in business combinations that result in us holding passive investment interests in a number of entities, we could be subject to regulation under the 1940 Act. In such event, we would be required to register as an investment company and incur significant registration and compliance costs. We have obtained no formal determination from the SEC as to our status under the 1940 Act and, consequently, any violation of the 1940 Act would subject us to material adverse consequences. We believe that, currently, we are exempt under Regulation 3a-2 of the 1940 Act.

Intellectual Property

We do not hold any patents or patent applications.

Employees

As of June 30, 2009 and 2008, we did not have any operational activities and those activities necessary to the continual existence of the Company were performed by our directors and officers, as required.

Factors Affecting Future Performance

The factors affecting our future performance changed dramatically as a result of our decision to discontinue the last of our operating businesses in June 2003 and the transfer of our remaining assets to the trustee for the benefit of the creditors of Aspeon and CCI on January 1, 2004. Rather than an operating business, our business is to reach satisfactory negotiated settlements with our outstanding creditors, obtain debt and, or, equity finance to fund negotiated settlements with our creditors and to meet our ongoing operating expenses and attempt to merge with another entity with experienced management and opportunities for growth in return for shares of our common stock to create value for our shareholders. Although there is no assurance that this series of events will be successfully completed, we believe we can successfully complete an acquisition or merger which will enable us to continue as a going concern. Any acquisition or merger will most likely be dilutive to our existing stockholders.

Sale of Subsidiary

On June 30, 2009, A08 Holdings, Inc., which had no operations or assets,, the wholly-owned subsidiary of ASPI, was sold to an unrelated third party in exchange for $100 for all of its stock pursuant to a Purchase Agreement.

A08 Holdings, Inc. retained any old liabilities and all the former subsidiaries of Aspeon, Inc. (under the merger) in the divestiture. As a result, the holding company, ASPI, Inc., no longer will consolidate liabilities of old Aspeon or its former subsidiary companies.



                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 - Changes in Control of Company

On June 26, 2009, David Cutler and a company controlled by Mr. Cutler sold a total of 3,108,000 shares, constituting 81% of the outstanding shares of the Company, to Top Growth Holdings Group, Inc., a BVI corporation beneficially owned by Jeanne Look.

         NAME OF BENEFICIAL                 NUMBER OF         PERCENTAGE OF
         OWNER                              SHARES            OUTSTANDING

         Top Growth Holdings Group, Inc.    3,108,000              81%
         (Beneficially Jeanne Look)
         Redgie Green                       25,000               0.64%
                                            --------------------------------
                                            3,133,000           81.64%

New management has not yet been determined.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements - Pro Forma Financial Statements for ASPI, Inc.

     (b) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-K.

Exhibit Number                      Description

10.1                                Share Purchase Agreement



                                           ASPI, INC. AND SUBSIDIARIES
                            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                 March 31, 2009
                                                   (Unaudited)

                                                                      Historical
                                                --------------------------------------------------    Pro forma         Pro forma
ASSETS                                            ASPI, INC.    Aspeon, Inc.    A08 Holdings, Inc.    adjustment       consolidated
                                                ------------   ---------------- ------------------  --------------   --------------

Cash and cash equivalents                      $          - $                -  $               - $        100 (B)$            100
Prepaid expenses                                          -              1,000                  -       (1,000)(B)               -
                                                ------------   ----------------   ----------------                   --------------
   Total current assets                                   -              1,000                                                 100
                                                ------------   ----------------   ----------------                   --------------

Property and equipment, net                               -                  -                  -                                -
                                                ------------   ----------------   ----------------                   --------------
  Total other assets                                      -                  -                  -                                -
                                                ------------   ----------------   ----------------                   --------------

   Total assets                                $          - $            1,000  $               -                 $            100
                                                ============   ================   ================                   ==============


LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

Accounts payable                               $          - $        2,038,747  $               -   (2,038,747)(B)$              -
Unearned income and customer deposits                     -            236,128                  -     (236,128)(B)               -
Accrued expenses                                          -            208,712                  -     (208,712)(B)               -
Notes payable                                             -             10,964                  -      (10,964)(B)               -
                                                ------------   ----------------   ----------------                   --------------
   Total current liabilities                              -          2,494,551                  -                                -
                                                ------------   ----------------   ----------------                   --------------


Common stock                                             10            222,756                 10              (B)         222,756
                                                                                                           (20)(A)
Additional paid in capital                               90         85,248,313                 90  (85,470,869)(A)        (222,556)
                                                                                                          (180)(B)
Treasury stock                                            -            (60,000)                 -       60,000 (B)               -
Accumulated deficit                                    (100)       (87,904,620)              (100)  87,904,720 (B)            (100)
                                                ------------   ----------------   ----------------                   --------------
     Total stockholders' (deficit) equity                 -         (2,493,551)                 -                              100
                                                ------------   ----------------   ----------------                   --------------

   Total liabilities and stockholders' equity  $          - $            1,000  $               -                 $            100
                                                ============   ================   ================                   ==============


                                           ASPI, INC. AND SUBSIDIARIES
                       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                    FOR THE NINE MONTHS ENDED MARCH 31, 2009
                                                   (Unaudited)

                                             Historical
                                         ------------------------------------------------------------     Pro forma     Pro forma
                                             ASPI, Inc.          Aspeon, Inc.      A08 Holdings, Inc.    adjustments   consolidated
                                         -------------------  ------------------- -----------------   --------------- --------------

Revenues                                     $            - $               -  $                -                    $            -
Direct Costs                                              -                 -                   -                                 -
                                               -------------  ----------------   -----------------                    --------------

Gross profit                                              -                 -                   -                                 -
                                               -------------  ----------------   -----------------                    --------------

Operating expenses:
    Administrative expense                              100         3,337,207                 100                         3,337,407
                                               -------------  ----------------   -----------------                    --------------
Total operating expenses                                100         3,337,207                 100                         3,337,407
                                               -------------  ----------------   -----------------                    --------------

(Loss) income from operations                          (100)        3,337,207                (100)                        3,337,407
                                               -------------  ----------------   -----------------                    --------------

Other income (expense):
     Other income (expense)                               -           (17,220)                  -                           (17,220)
     Interest expense                                                       -                   -                                 -
                                               -------------  ----------------   -----------------                    --------------
                                                          -           (17,220)                  -                           (17,220)
                                               -------------  ----------------   -----------------                    --------------

Net (loss) income                            $         (100) $      3,319,987 $              (100)                    $   3,320,187
                                               =============  ================   =================                    ==============

Basic and diluted net loss per common share                  $           1.74                                         $        1.74
                                                              ================                                        ==============

Weighted average number of common
  shares outstanding                                                1,906,069                                             1,906,069
                                                              ================                                        ==============


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       ASPI, INC.



                                       By: /s/ David J. Cutler
                                           -------------------------------------
                                           David J. Cutler, President and Chief
                                           Executive Officer


                                           Date: July 2, 2009




















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